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                                                                EXHIBIT 11(d)


                               CONSENT OF COUNSEL




         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 21 to the Registration Statement (Nos. 33-12608 and 811-5059) of HighMark Funds on Form N-1A under the Securities Act of 1933, as amended.




                                                              /s/ ROPES & GRAY
                                                              ----------------
                                                              Ropes & Gray

Washington, D.C.

[May 1, 1997]